SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 21, 1999


                              AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     001-12143                 54-1322110
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                      22000 AOL Way, Dulles, Virginia 20166
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (703) 265-1000


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Item 5.  Other Events.

         MapQuest.com, Inc. Acquisition

         On December 21, 1999, America Online, Inc. ("AOL") and MapQuest.com, Inc. ("MapQuest") announced that they had entered into an Agreement and Plan of Merger, dated as of December 21, 1999 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of AOL with and into MapQuest (the "Merger") pursuant to which MapQuest will become a wholly owned subsidiary of AOL. A copy of the Merger Agreement is included herein as
Exhibit 2.1 and a copy of the joint press release of AOL and MapQuest with respect to the Merger is included herein as Exhibit 99.1. Simultaneously with the execution of the Merger Agreement, (i) AOL and MapQuest entered into a Stock Option Agreement pursuant to which MapQuest granted AOL an option to purchase up to 3,571,661 shares of common stock, par value $0.001 per share, of MapQuest ("MapQuest Common Stock"), exercisable upon the occurrence of certain events (the "Option Agreement"), and (ii) AOL and certain stockholders of MapQuest entered into a Stockholders Agreement (the "Stockholders Agreement") pursuant to which such stockholders have agreed to vote their shares of MapQuest Common Stock in favor of the Merger. A copy of the Option Agreement is included herein as Exhibit 2.2 and a copy of the Stockholders Agreement is included herein as
Exhibit 2.3. The Merger Agreement, Option Agreement, Stockholders Agreement and joint press release are incorporated by reference into this Item 5 and the foregoing description of such documents is qualified in its entirety by reference to such exhibits.

         Gateway, Inc. Transaction

         As previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, on October 20, 1999, America Online, Inc. ("AOL") entered into a strategic relationship with Gateway, Inc. ("Gateway"). In connection with that relationship, AOL agreed to invest $800 million in common and preferred stock of Gateway over a two-year period. On December 22, 1999, the initial closing occurred and AOL acquired $200 million (2,725,026 shares) of Gateway common stock in exchange for $100 million in cash and $100 million (1,212,396 shares) of AOL common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:

         2.1      Agreement  and Plan of Merger,  dated as of December 21, 1999,
                  among  America  Online,   Inc.,  MQ   Acquisition,   Inc.  and
                  MapQuest.com, Inc.

         2.2      Stockholders  Agreement,  dated as of December 21, 1999, among
                  America  Online,  Inc.,  MQ  Acquisition,   Inc.  and  certain
                  stockholders of MapQuest.com, Inc.

         2.3 Stock Option Agreement, dated as of December 21, 1999, between America Online, Inc. and MapQuest.com, Inc.

         99.1 Joint Press Release, dated December 22, 1999, announcing the acquisition by America Online, Inc. of MapQuest.com, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 3, 2000


                                        AMERICA ONLINE, INC.


                                        By:     /S/J. MICHAEL KELLY
                                        Name:   J. Michael Kelly
                                        Title:  Senior Vice President, Chief
                                                Financial Officer and Assistant
                                                Secretary

                                  EXHIBIT INDEX


Exhibit
Number          Description

2.1             Agreement  and Plan of Merger,  dated as of December  21,  1999,
                among   America   Online,   Inc.,  MQ   Acquisition,   Inc.  and
                MapQuest.com, Inc.

2.2             Stockholders  Agreement,  dated as of December 21,  1999,  among
                America  Online,   Inc.,  MQ   Acquisition,   Inc.  and  certain
                stockholders of MapQuest.com, Inc.

2.3 Stock Option Agreement, dated as of December 21, 1999, between America Online, Inc. and MapQuest.com, Inc.

99.1 Joint Press Release, dated December 22, 1999, announcing the acquisition by America Online, Inc. of MapQuest.com, Inc.